UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2018

CLEAN HARBORS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-34223	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Longwater Drive, Norwell, Massachusetts	02061-9149
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 792-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                   Entry into a Material Definitive Agreement.

On April 17, 2018, Clean Harbors, Inc. (the “Company”) entered into a First Amendment (the “First Amendment”) to the Credit Agreement, dated as of June 30, 2017, among the Company, the subsidiaries of the Company identified therein and Goldman Sachs Lending Partners LLC, as administrative agent and collateral agent, and the lenders party thereto (such Credit Agreement, as amended by the First Amendment, the “Credit Agreement”). The First Amendment (i) reduces the applicable interest rate margin for the Company’s Initial Term Loans outstanding under the Credit Agreement by 25 basis points for both Eurocurrency borrowings and base rate borrowings, and (ii) resets the six month soft call period for a repricing of the Initial Term Loans. After giving effect to the repricing, the applicable interest rate margins for the Initial Terms Loans are 1.75% for Eurocurrency borrowings and 0.75% for base rate borrowings.

In connection with the execution of the First Amendment, the Company paid certain customary fees and expenses of Goldman Sachs Lending Partners LLC, in its capacities as administrative agent, collateral agent, and lead arranger.

The foregoing summary of the First Amendment is qualified in its entirety by the complete text of the First Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.43B and is incorporated herein by reference as if fully set forth herein.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the First Amendment set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith:

4.43B
First Amendment to Credit Agreement dated as of June 30, 2017, among the Financial Institutions party thereto, as Lenders, Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent, Clean Harbors, Inc., as Borrower, and the Loan Guarantors from time to time party thereto

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Harbors, Inc.
(Registrant)

April 17, 2018	/s/ MICHAEL L. BATTLES
Executive Vice President and Chief Financial Officer